                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                       Date of Report: September 25, 2001


                               CHASE FUNDING, INC.
            (formerly known as "Chemical Mortgage Securities, Inc.")
--------------------------------------------------------------------------------
                           (Exact name of registrant)


         New York                      333-64131                 13-3436103
----------------------------    ------------------------    --------------------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


              343 Thornall Street, Edison, NJ             08837
         ----------------------------------------      ----------
         (Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code:  (732) 205-0600

Item 5.  Other Events:


         On or about September 25, 2001, Chase Funding, Inc. (the "Depositor") made the distributions to holders of its Chase Funding Mortgage Loan Asset-Backed Certificates, Series 1999-1, Series 1999-2, Series 1999-3, Series 1999-4, Series 2000-1, Series 2000-2, Series 2000-3, Series 2001-1 and Series
2001-2 and its Chase Funding Loan Acquisition Trust Mortgage Loan Asset-Backed Certificates, Series 2001-C1, Series 2001-C2 and Series 2001-FF1 contemplated by the applicable Pooling and Servicing Agreement for such Series (collectively, the "Pooling and Servicing Agreement").

         Copies of the Certificateholders' Reports with respect to such distributions delivered pursuant to Section 6.02 of the Pooling and Servicing Agreement are being filed as exhibits to this Current Report on Form 8-K.


Item 7(c).  Exhibits

                  Exhibits          Description
                  --------          -----------

                  20.1 Monthly Reports with respect to the September 25, 2001 distribution

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: October 5, 2001

                               THE CHASE MANHATTAN BANK,
                               As Paying Agent, on behalf of Chase Funding, Inc.


                               By: /s/ Andrew M. Cooper
                               ------------------------
                               Name: Andrew M. Cooper
                               Title: Trust Officer

                                INDEX TO EXHIBITS

          Exhibit No.               Description
          -----------               -----------

          20.1 Monthly Reports with respect to the distribution to certificateholders on September 25, 2001.